UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 15, 2025

HELMERICH & PAYNE, INC.
(Exact name of registrant as specified in its charter)

DE	1-4221	73-0679879
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 North Detroit Avenue
Tulsa, OK 74120
(Address of principal executive offices and zip code)
(918) 742-5531
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock ($0.10 par value)	HP	NYSE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 OTHER EVENTS.

As previously disclosed in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 16, 2025, Helmerich & Payne, Inc., a Delaware corporation (the “Company” or “H&P”), completed its acquisition of KCA Deutag International Limited, a private company limited by shares incorporated in Jersey (“KCA Deutag” and such acquisition, the “Acquisition”).

On April 4, 2025, the Company filed a Current Report on Form 8-K/A with the SEC to provide, among other things, pro forma financial information of the Company giving effect to the Acquisition as required by Item 9.01(b) of Form 8-K, which was comprised of (i) the audited consolidated financial statements of KCA Deutag as of and for the years ended December 31, 2024 and 2023 and (ii) the unaudited pro forma condensed combined balance sheet of the Company and its subsidiaries as of December 31, 2024, the unaudited pro forma condensed combined statements of operations for the year ended September 30, 2024 and the three months ended December 31, 2024 and the related notes thereto.

H&P is filing this Current Report on Form 8-K to provide the unaudited pro forma condensed combined statement of operations of H&P, giving effect to the Acquisition for the six months ended March 31, 2025 and the related notes thereto, as set forth in Item 9.01 hereto.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(b)    Pro forma financial information.

The unaudited pro forma condensed combined statement of operations of the Company for the six months ended March 31, 2025 and the related notes thereto, is filed as Exhibit 99.1 hereto and incorporated by reference herein.

(d) Exhibits.

Exhibit No.	Description
99.1	Unaudited pro forma condensed combined statement of operations for Helmerich & Payne, Inc. for the six months ended March 31, 2025.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELMERICH & PAYNE, INC.

By:	/s/ Sara M. Momper
Name:	Sara M. Momper
Title: Date:	Vice President and Chief Accounting Officer May 15, 2025